Exhibit 99.1

The following tables set forth the Trust Portfolio by various criteria as of August 31, 2018. References to “Total Receivables Outstanding” in the following tables include principal receivables and finance charge receivables. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future.

Composition by Account Balance

Account Balance Range	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
Credit Balance	54,854	1.40%	$(8,031,281)	(0.09)%
Zero Balance	1,495,483	38.09%	$—	0.00%
More than $0 and less than or equal to $1,500.00	959,986	24.45%	$549,138,947	5.81%
$1,500.01 – $5,000.00	792,288	20.18%	$2,334,951,438	24.72%
$5,000.01 – $10,000.00	393,608	10.03%	$2,796,538,055	29.60%
$10,000.01 – $15,000.00	130,008	3.31%	$1,573,986,486	16.66%
$15,000.01 – $20,000.00	51,488	1.31%	$884,791,062	9.37%
Over $20,000.00	48,163	1.23%	$1,315,418,073	13.92%
TOTAL	3,925,878	100.00%	$9,446,792,780	100.00%

Composition by Credit Limit

Credit Limit Range	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
More than $ 0 and less than or equal to $1,500.00	327,977	8.35%	$125,912,345	1.33%
$1,500.01 – $5,000.00	957,335	24.39%	$1,015,886,159	10.75%
$5,000.01 – $10,000.00	982,657	25.03%	$1,854,572,548	19.63%
$10,000.01 – $15,000.00	750,369	19.11%	$1,862,629,668	19.72%
$15,000.01 – $20,000.00	437,580	11.15%	$1,554,108,945	16.45%
Over $20,000.00	469,960	11.97%	$3,033,683,116	32.11%
TOTAL	3,925,878	100.00%	$9,446,792,780	100.00%

Composition by Account Age

Account Age	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
Not More than 6 Months	31,231	0.80%	$61,798,633	0.65%
Over 6 Months to 12 Months	123,436	3.14%	$283,258,260	3.00%
Over 12 Months to 24 Months	209,877	5.35%	$538,720,219	5.70%
Over 24 Months to 36 Months	188,828	4.81%	$552,054,878	5.84%
Over 36 Months to 48 Months	338,782	8.63%	$882,551,713	9.34%
Over 48 Months to 60 Months	575,569	14.66%	$1,275,285,540	13.50%
Over 60 Months	2,458,155	62.61%	$5,853,123,538	61.96%
TOTAL	3,925,878	100.00%	$9,446,792,780	100.00%

Composition by Delinquency Status

Delinquency Status	Number of Accounts	% of Total Number of Accounts		Total Receivables Outstanding	% of Total Receivables Outstanding
Current	3,844,321	97.92%		$9,081,008,972	96.13%
1-30 days	34,630	0.88%		$141,151,113	1.49%
31-60 days	13,801	0.35%		$60,574,952	0.64%
61-90 days	10,458	0.27%		$48,347,492	0.51%
91-120 days	9,293	0.24%		$44,515,822	0.47%
121-150 days	6,996	0.18%		$36,167,214	0.38%
151-180 days	6,376	0.16%		$35,017,651	0.37%
180+ days	3	0.00	%(1)	$9,564	0.00	%(1)
TOTAL	3,925,878	100.00%		$9,446,792,780	100.00%

(1)       Less than 0.005% but greater than zero.

Composition by Program

Program	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
American Airlines	593,301	15.11%	$1,916,807,642	20.29%
UPromise	313,154	7.98%	$1,110,314,666	11.75%
Apple	831,112	21.17%	$1,100,215,950	11.65%
Carnival Cruise Lines	323,393	8.24%	$810,956,321	8.58%
Non Co-Branded	350,357	8.92%	$800,786,492	8.48%
Wyndham Hotels	232,015	5.91%	$571,099,159	6.05%
BlackCard(1)	90,498	2.31%	$511,316,058	5.41%
RCI	149,444	3.81%	$428,900,559	4.54%
Priceline.com	226,476	5.77%	$395,845,384	4.19%
Republic Airways/Frontier Airlines	229,816	5.85%	$379,595,092	4.02%
BlueGreen	95,148	2.42%	$265,812,831	2.81%
Choice Hotels International	139,580	3.56%	$260,631,336	2.76%
NFL Properties	122,095	3.11%	$259,489,704	2.75%
Hawaiian Airlines	53,646	1.37%	$217,545,780	2.30%
Ameriprise	47,886	1.22%	$162,675,852	1.72%
Miles & More/Lufthansa	36,758	0.94%	$110,637,295	1.17%
Barnes & Noble	67,727	1.73%	$91,623,151	0.97%
Princess Cruise Line	20,363	0.52%	$52,212,354	0.55%
Travelocity.com(2)	3,109	0.08%	$327,155	0.00	%(3)
TOTAL	3,925,878	100.00%	$9,446,792,780	100.00%

(1)	The BlackCard loyalty program was re-branded to Luxury Card loyalty program.
(2)	In connection with the termination of the related co-branded agreement, all accounts and receivables attributable to the Travelocity.com portfolio were converted to and recorded as non-co-branded accounts and receivables upon conversion.
(3)	Less than 0.005% but greater than zero.

Composition by Accountholder Current Billing Address

State or Territory	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
California	437,267	11.14%	$975,634,907	10.33%
Florida	306,148	7.80%	$713,345,274	7.55%
New York	279,156	7.11%	$669,479,414	7.09%
Texas	265,592	6.77%	$650,673,429	6.89%
Pennsylvania	215,363	5.49%	$589,041,191	6.24%
North Carolina	159,131	4.05%	$458,317,712	4.85%
New Jersey	149,819	3.82%	$369,262,821	3.91%
Virginia	119,173	3.04%	$319,893,324	3.39%
Colorado	140,715	3.58%	$272,499,832	2.88%
Massachusetts	100,044	2.55%	$239,871,240	2.54%
Other States	1,753,470	44.66%	$4,188,773,636	44.34%
TOTAL	3,925,878	100.00%	$9,446,792,780	100.00%

The following table sets forth the Trust Portfolio by FICO®* score. A FICO® score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk. Barclays Bank Delaware obtains, to the extent available, FICO® scores at the origination of each account and periodically thereafter. In the following table, Total Receivables Outstanding are determined as of August 31, 2018, and FICO® scores are determined during the month of August 2018. References to “Total Receivables Outstanding” in the following table include both finance charge receivables and principal receivables. Because the future composition of the Trust Portfolio may change over time, the table is not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future. FICO® scores may change over time, depending on the conduct of the accountholder and changes in credit score technology.

Composition by FICO® Score(1)

FICO Range	Number of Accounts	% of Total Number of Accounts	Total Receivables Outstanding	% of Total Receivables Outstanding
No Score	21,732	0.55%	$13,806,230	0.15%
Less than 600	137,433	3.50%	$361,149,587	3.82%
600 to 659	340,140	8.66%	$883,818,027	9.36%
660 to 719	857,127	21.83%	$2,880,944,139	30.50%
720 to 749	508,535	12.95%	$1,701,436,018	18.01%
750 and above	2,060,911	52.50%	$3,605,638,779	38.17%
TOTAL	3,925,878	100.00%	$9,446,792,780	100.00%

(1)	The FICO® scores set forth in this table are Trans Union FICO® Version 98.

* FICO® is a federally registered servicemark of Fair, Isaac & Company.